Merrill Lynch International Bank Limited
33 Chester Street
London, SWIX 7DX



March 13, 1997

Fotoball USA, Inc.
Mr. David Forster
3738 Ruffin Road
San Diego, CA 92123


Re: US$3,000,000.00 Facility Agreement
          (dated December 20, 1995)

Dear Mr. Forster:

We are writing to give notice to Fotoball USA, Inc. (the "Client") of the following:

	The Maturity Date will be extended until December 10, 2001.

This letter is and shall be part of the "Agreement" as defined in the Term Sheet forming part of the above Facility Agreement. Kindly acknowledge receipt of this letter by signing and returning the enclosed copy.

Yours faithfully,

For and on behalf of
Merrill Lynch International Bank Limited


/s/ Alan Stern
-------------------


I/We acknowledge receipt of your letter.

Signed, Client:  /s/ David G. Forster                  Date: 3/27/97
                 --------------------                        -------
                 FOTOBALL USA, INC.


	Merrill Lynch International Bank Limited is regulated by The Securities and Futures Authority Limited